      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 31, 2000
                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                           HEALTHEON/WEBMD CORPORATION
             (Exact name of registrant as specified in its charter)

                            ------------------------

                   DELAWARE                            94-32366444
    (State or other jurisdiction of                    (I.R.S. Employer
    incorporation or organization)                     Identification No.)

                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                                ATLANTA, GA 30326
                                 (404) 495-7600
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ENVOY STOCK PLAN
         EMPLOYMENT AGREEMENT BETWEEN JEFFREY T. ARNOLD AND WEBMD, INC.
                            (Full title of the plans)

                            ------------------------

                                 W. MICHAEL LONG
                              CHAIRMAN OF THE BOARD
                           HEALTHEON/WEBMD CORPORATION
                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                                ATLANTA, GA 30326
                                 (404) 495-7600
                     (Name, address, including zip code, and
          telephone number including area code, of agent for service)

                            ------------------------
                                   Copies to:

           JACK D. DENNISON, ESQ.                     H. BRYAN IVES III
     VICE PRESIDENT AND GENERAL COUNSEL               ALSTON & BIRD LLP
         HEALTHEON/WEBMD CORPORATION              1211 EAST MOREHEAD STREET
           400 THE LENOX BUILDING                     P. O. DRAWER 34009
           3399 PEACHTREE ROAD NE                  CHARLOTTE, NC 28234-4009
              ATLANTA, GA 30326                         (704) 331-6000
               (404) 495-7600

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                              PROPOSED MAXIMUM        PROPOSED MAXIMUM
       TITLE OF SECURITIES               AMOUNT TO BE        OFFERING PRICE PER      AGGREGATE OFFERING          AMOUNT OF
         TO BE REGISTERED                 REGISTERED               SHARE                   PRICE              REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------------------------

Common Stock, $0.0001 par value           8,000,000             $4.2325 (1)             $33,860,000                $8,940

====================================================================================================================================

Common Stock, $0.0001 par value           2,486,741              $6.04 (2)              $15,019,916                $3,966

====================================================================================================================================

(1) Computed in accordance with Rule 457(h) under the Securities Act of 1933, as amended. Such computation is based on the weighted average exercise price of $4.2325 per share covering outstanding options under the Envoy Stock Plan to purchase 8,000,000 shares.
(2) Computed in accordance with Rule 457(h) under the Securities Act of 1933, as amended. Such computation is based on the weighted average exercise price of $6.04 per share covering outstanding options granted to Jeffrey T. Arnold under his Employment Agreement, dated as of September 30, 1998, with WebMD, Inc. (assumed by Healtheon/WebMD Corporation in its merger with WebMD in November 1999).

================================================================================

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference into this Registration Statement the following documents and information heretofore filed by Healtheon/WebMD Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission"):

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (b) The Registrant's Form 10-Q for the quarterly period ended March 31, 2000 as filed on May 15, 2000 pursuant to Section 13 of the Exchange Act.

         (c) The description of Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed on February 8, 1999 pursuant to Section 12(g) of the Exchange Act, including any amendment or report filed for the purpose of updating such description.

         (d) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above.

         All documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment which indicates that the securities offered hereby have been sold or which deregisters the securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective dates on which such documents are filed.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Reference is made to Article V of the Tenth Amended and Restated Certificate of Incorporation of the Registrant filed as Exhibit 4.1 incorporated by reference; Article VI of the Bylaws of the Registrant filed as Exhibit 4.2 incorporated by reference; Section 145 of the Delaware General Corporation Law; and indemnification agreements entered into between the Company and its officers and directors which, among other things, and subject to certain conditions, authorize the Company to indemnify, or indemnify by their terms, as the case may be, the directors and officers of the Company against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being such a director or officer.

         The Company has obtained directors and officers insurance providing indemnification for certain of the Company's directors, officers, affiliates, partners or employees for certain liabilities.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         The exhibits included as part of this Registration Statement are as follows:

Exhibit No.           Exhibit
-----------           -------

 4.1(a)               Tenth  Amended  and  Restated  Certificate  of  Incorporation  of the
                      Registrant,  including  Certificate of  Designations  of the Series A
                      Payment-in-Kind Preferred Stock of the Registrant

 4.2(b)               Amended and Restated Bylaws

 5.1                  Opinion of counsel as to legality of securities being registered

23.1                  Consent of Alston & Bird LLP (contained in Exhibit 5.1)

23.2                  Consent of Ernst & Young LLP, independent auditors

24.1                  Power of Attorney (see signature page)

99.1                  Envoy Stock Plan

99.2(c)               Employment Agreement, dated as of September 30, 1998, between
                      Jeffrey T. Arnold and WebMD, Inc.

-------------------
(a) Incorporated by reference to the Registrant's Report on Form 8-K filed February 8, 2000.
(b) Incorporated by reference to the Registrant's Report on Form 8-K filed November 29, 1999.
(c) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

ITEM 9. UNDERTAKINGS.

         (a)      The Registrant hereby undertakes:

                  (i) To file, during any period which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (ii) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (iii) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to law, the Registrant's Amended and Restated Certificate of Incorporation, Bylaws or indemnification agreements, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereunder, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 28th day of July, 2000.

                                  HEALTHEON/WEBMD CORPORATION


                                  By: /s/ John L. Westermann III
                                      --------------------------------------
                                      John L. Westermann III
                                      Executive Vice President, Chief Financial
                                      Officer, Treasurer and Secretary

                                POWER OF ATTORNEY

         KNOW BY ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints jointly and severally John L. Westermann III and Jack D. Dennison, and each one of them, as true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of the, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    Signature                                     Title                          Date
                    ---------                                     -----                          ----


           /s/ Jeffrey T. Arnold
-------------------------------------------              Chief Executive Officer             July 28, 2000
             Jeffrey T. Arnold                                and Director
                                                      (Principal Executive Officer)



      /s/ John L. Westermann III
-------------------------------------------          Executive Vice President, Chief         July 28, 2000
          John L. Westermann III                    Financial Officer, Treasurer and
                                                     Secretary (Principal Financial
                                                         Officer and Principal
                                                         Accounting Officer)


          /s/ James H. Clark
-------------------------------------------                     Director                     July 28, 2000
              James H. Clark


           /s/ L. John Doerr
-------------------------------------------                     Director                     July 28, 2000
               L. John Doerr


         /s/ U. Bertram Ellis, Jr.
-------------------------------------------                     Director                     July 28, 2000
           U. Bertram Ellis, Jr.


         /s/ Eric J. Gleacher
-------------------------------------------                     Director                     July 28, 2000
             Eric J. Gleacher


          /s/ W. Michael Long
-------------------------------------------                     Director                     July 28, 2000
              W. Michael Long


         /s/ William P. Payne
-------------------------------------------                     Director                     July 28, 2000
             William P. Payne




-------------------------------------------                     Director
           Charles G. V. Stevens


        /s/ Dennis B. Gillings
-------------------------------------------                     Director                     July 28, 2000
            Dennis B. Gillings

                                INDEX TO EXHIBITS

Exhibit No.             Exhibit
----------              -------

 4.1(a)                 Tenth  Amended  and  Restated  Certificate  of  Incorporation  of the
                        Registrant,  including  Certificate of  Designations  of the Series A
                        Payment-in-Kind Preferred Stock of the Registrant

 4.2(b)                 Amended and Restated Bylaws

 5.1                    Opinion of counsel as to legality of securities being registered

23.1                    Consent of Alston & Bird LLP (contained in Exhibit 5.1)

23.2                    Consent of Ernst & Young LLP, independent auditors

24.1                    Power of Attorney (see signature page)

99.1                    Envoy Stock Plan

99.2(c)                 Employment Agreement, dated as of September 30, 1998, between
                        Jeffrey T. Arnold and WebMD, Inc.

-------------------

(a) Incorporated by reference to the Registrant's Report on Form 8-K filed February 8, 2000.
(b) Incorporated by reference to the Registrant's Report on Form 8-K filed November 29, 1999.
(c) Incorporated by reference to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.